28. Capital Management (Tables)	12 Months Ended
Dec. 31, 2018
Capital Management
Schedule of finance lease as current loans and borrowing

As a result, Management has not classified the full portion of this affected finance lease as current loans and borrowing as of December 31, 2018, 2017 and 2016.

	2018	2017	2016
Carrying amount of loans and borrowings	$19,240,324	$22,584,601	$25,317,163
External valuation of completed investment property	29,801,631	33,829,902	35,786,053
Loan to value ratio	65%	67%	71%